UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 4, 2014 (February 18, 2014)

Date of report (Date of earliest event reported)

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Momenta Pharmaceuticals, Inc. (the “Company”) filed on February 21, 2014 (the “Original Form 8-K”). The Original Form 8-K was filed to report the award of stock options and shares of restricted stock to certain of the Company’s executive officers under the Company’s 2013 Incentive Award Plan. The table in Item 5.02 of the Original Form 8-K contained an inadvertent error regarding the number of stock options and shares of restricted stock awarded to Craig A. Wheeler. We are filing this Amendment solely to correct this error in the table in Item 5.02. No other information reported in the Original Form 8-K, including with respect to Item 9.01 therein, has changed.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 18, 2014, the Compensation Committee of the Board of Directors of Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), approved the following grants of options to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and awards of restricted Common Stock relating to performance during the fiscal year ended December 31, 2013 for the executive officers of the Company listed below:

Name	Shares Underlying Stock Options	Shares of Restricted Stock
Craig A. Wheeler	140,000	70,000
Richard P. Shea	38,575	19,312
Ganesh Kaundinya, Ph.D.	38,575	19,312
James M. Roach, M.D.	40,504	20,278
Bruce A. Leicher	40,504	20,278

The stock option grants set forth above were made under the Company’s 2013 Incentive Award Plan (the “2013 Stock Plan”), under the following terms: (i) an exercise price equal to the last reported sale price of the Common Stock on the date of grant, or $17.96 per share, (ii) a ten year duration and (iii) vesting quarterly over the four-year period following the date of grant, provided that the optionee has a continuous relationship with the Company.  The shares of restricted Common Stock set forth above were also awarded under the 2013 Stock Plan.  Twenty-five percent of the shares of restricted Common Stock subject to such awards shall vest on February 18, 2015 and an additional 6.25% of the shares of restricted Common Stock shall vest at the end of each three-month period thereafter.  The Company’s form of Incentive Stock Option Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on June 13, 2013 and is incorporated herein by reference.  The Company’s form of Restricted Stock Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 13, 2013 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: March 4, 2014	By:	/s/ Richard P. Shea

Richard P. Shea Senior Vice President and Chief Financial Officer (Principal Financial Officer)